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                                                                    EXHIBIT 10.5

                               ARTISTDIRECT, INC.

                           2004 CONSULTANT STOCK PLAN

                                 PURPOSE OF PLAN

      WHEREAS, the purpose of this 2004 Consultant Stock Plan is to advance the interests of the Company by helping the Company obtain and retain the services of persons providing consulting services upon whose judgment, initiative, efforts and/or services the Company is substantially dependent, by offering to or providing those persons with incentives or inducements affording such persons an opportunity to become owners of capital stock of the Company.

                          TERMS AND CONDITIONS OF PLAN

      1.    DEFINITIONS.

            Set forth below are definitions of capitalized terms that are generally used throughout this Plan, or references to provisions containing such definitions (capitalized terms whose use is limited to specific provisions are not referenced in this Section):

            (a) AFFILIATE - The term "Affiliate" is defined as any person controlling the Company, controlled by the Company, or under common control with the Company.

            (b) AWARD - The term "Award" is collectively and severally defined as any Award Shares granted under this Plan.

            (c) AWARD SHARES - The term "Award Shares" is defined as shares of Common Stock granted by the Compensation Committee in accordance with Section 5 of this Plan.

            (d) BOARD - The term "Board" is defined as the Board of Directors of the Company, as such body may be reconstituted from time to time.

            (e) COMMON STOCK - The term "Common Stock" is defined as the Company's common stock, no par value.

            (f) COMPANY - The term "Company" is defined as ARTISTdirect, Inc., a Delaware corporation.

            (g) COMPENSATION COMMITTEE - The term "Compensation Committee" is defined as that Committee appointed by the Board to administer and interpret this Plan as more particularly described in Section 3 of the Plan; provided, however, that the term Compensation Committee will refer to the Board during such times as no Compensation Committee is appointed by the Board.

            (h) DISPOSED - The term "Disposed" (or the equivalent terms "Disposition" or "Dispose") is defined as any transfer or alienation of an Award which would directly or indirectly change the legal or beneficial ownership thereof, whether voluntary or by operation of law, or with

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or without the payment or provision of consideration, including, by way of example and not limitation: (i) the sale, assignment, bequest or gift of the Award; (ii) any transaction that creates or grants a right to obtain an interest in the Award; (iii) any transaction that creates a form of joint ownership in the Award between the Recipient and one or more other Persons; (iv) any Disposition of the Award to a creditor of the Recipient, including the hypothecation, encumbrance or pledge of the Award or any interest therein, or the attachment or imposition of a lien by a creditor of the Recipient of the Award or any interest therein which is not released within thirty (30) days after the imposition thereof; (v) any distribution by a Recipient which is an entity to its stockholders, partners, co-venturers or members, as the case may be, or (vi) any distribution by a Recipient which is a fiduciary such as a trustee or custodian to its settlors or beneficiaries.

            (i) ELIGIBLE PERSON - The term "Eligible Person" means any Person who, at a particular time, is a consultant to the Company or an Affiliate who provides bona fide consulting services to the Company or the Affiliate, provided, however, no Award hereunder may be granted to any Person in connection with the provision of any services incident to the raising of capital or promotion or maintenance of a market for the Company's securities.

            (j) FAIR MARKET VALUE - The term "Fair Market Value" means the fair market value as of the applicable valuation date of the Award Shares, or other shares of Common Stock, as the case may be (the "Subject Shares"), to be valued as determined by the Compensation Committee in its good faith judgment, but in no event shall the Fair Market Value be less than the par value of the Subject Shares.

            (k) PERSON - The term "Person" is defined, in its broadest sense, as any individual, entity or fiduciary such as, by way of example and not limitation, individual or natural persons, corporations, partnerships (limited or general), joint-ventures, associations, limited liability companies/partnerships, or fiduciary arrangements, such as trusts.

            (l) PLAN - The term "Plan" is defined as this 2004 Consultant Stock Plan.

            (m) RECIPIENT - The term "Recipient" is defined as any Eligible Person who, at a particular time, receives the grant of an Award.

            (n) SECURITIES ACT - The term "Securities Act" is defined as the Securities Act of 1933, as amended (references herein to Sections of the Securities Act are intended to refer to Sections of the Securities Act as enacted at the time of the adoption of this Plan by the Board and as subsequently amended, or to any substantially similar successor provisions of the Securities Act resulting from recodification, renumbering or otherwise).

      2.    TERM OF PLAN.

            This Plan shall be effective as of such time and date as this Plan is adopted by the Board, and this Plan shall terminate on the first business day prior to the ten (10) year anniversary of the date this Plan became effective. All Awards granted pursuant to this Plan prior to the effective date of this Plan shall not be affected by the termination of this Plan and all other provisions of this Plan shall remain in effect until the terms of all outstanding Awards have been satisfied or terminated in accordance with this Plan and the terms of such Awards.

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      3.    PLAN ADMINISTRATION.

            (a)   COMPENSATION COMMITTEE.

                  (i) The Plan shall be administered and interpreted by the Compensation Committee consisting of two (2) or more members of the Board; provided, however, no member of the Board may serve as a member of the Compensation Committee if such person serves or served as a member of the Compensation Committee with respect to any plan (other than this Plan) of the Company or its Affiliates which plan was or is established to comply with the provisions of Rule 16b-3(c)(2)(i) to the Securities and Exchange Act of 1934, as amended (i.e., pertaining to the establishment of so-called "Section 16b-3 Plans"), and, by reason of such person's proposed service as a member of the Compensation Committee, such person would not be considered a "disinterested" person within the meaning of said Rule with respect to such other plan.

                  (ii) Members of the Compensation Committee may resign at any time by delivering written notice to the Board. Vacancies in the Compensation Committee shall be filled by the Board. The Compensation Committee shall act by a majority of its members in office. The Compensation Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Compensation Committee.

                  (iii) If the Board, in its discretion, does not appoint a Compensation Committee, the Board itself will administer and interpret the Plan and take such other actions as the Compensation Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Certificate of Incorporation and bylaws of the Company generally.

            (b) ELIGIBILITY OF COMPENSATION COMMITTEE MEMBERS TO RECEIVE AWARDS. While serving on the Compensation Committee, such members shall not be eligible for selection as Eligible Persons to whom an Award may be granted under the Plan.

            (c) POWER TO MAKE AWARDS. The Compensation Committee shall have the full and final authority in its sole discretion, at any time and from time-to-time, subject only to the express terms, conditions and other provisions of the Certificate of Incorporation of the Company and this Plan, and the specific limitations on such discretion set forth herein, to:

                  (i) Designate the Eligible Persons or classes of Eligible Persons eligible to receive Awards from among the Eligible Persons;

                  (ii) Grant Awards to such selected Eligible Persons or classes of Eligible Persons in such form and amount (subject to the terms of the Plan) as the Compensation Committee shall determine;

                  (iii) Interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan; and

                  (iv) Delegate all or a portion of its authority under subsections (i) and (ii) of this Section 3(c) to one or more directors of the Company who are executive officers of the Company, subject to such restrictions and limitations (such as the aggregate number

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      of shares of Common Stock that may be awarded) as the Compensation
      Committee may decide to impose on such delegate directors.

            In determining the recipient, form and amount of Awards, the Compensation Committee shall consider any factors deemed relevant, including the recipient's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

            (d) INTERPRETATION OF PLAN. The Compensation Committee shall, in its sole and absolute discretion, interpret and determine the effect of all matters and questions relating to this Plan. The interpretations and determinations of the Compensation Committee under the Plan (including without limitation determinations pertaining to the eligibility of Persons to receive Awards, the form, amount and timing of Awards, the methods of payment for Awards, and the other terms and provisions of Awards and the certificates or agreements evidencing same) need not be uniform and may be made by the Compensation Committee selectively among Persons who receive, or are eligible to receive, Awards under the Plan, whether or not such Persons are similarly situated. All actions taken and all interpretations and determinations made under this Plan in good faith by the Compensation Committee shall be final and binding upon the Recipient, the Company, and all other interested Persons. No member of the Compensation Committee shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Compensation Committee shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

            (e) COMPENSATION; ADVISORS. Members of the Compensation Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Compensation Committee in connection with the administration of the Plan shall be borne by the Company. The Compensation Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other Persons, at the cost of the Company. The Compensation Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons.

      4.    STOCK POOL.

            (a) MAXIMUM NUMBER OF SHARES AUTHORIZED UNDER PLAN. Shares of stock which may be issued or granted under the Plan shall be authorized and unissued or treasury shares of Common Stock. The aggregate maximum number of shares of Common Stock which may be issued as a grant of Award Shares shall not exceed 500,000 shares of Common Stock (the "Stock Pool").

            (b) DATE OF AWARD. The date an Award is granted shall mean the date selected by the Compensation Committee as of which the Compensation Committee allots a specific number of shares to a Recipient with respect to such Award pursuant to the Plan.

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      5.    AWARD SHARES.

            (a) GRANT. The Compensation Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Compensation Committee may prescribe, grant to any Eligible Person one or more shares of Common Stock ("Award Shares") allotted by the Compensation Committee. The grant of Award Shares or grant of the right to receive Award Shares shall be evidenced by either a written consulting agreement or a separate written agreement confirming such grant, executed by the Company and the Recipient, stating the number of Award Shares granted and stating all terms and conditions of such grant.

            (b) PURCHASE PRICE AND MANNER OF PAYMENT. The Compensation Committee, in its sole discretion, may grant Award Shares in any of the following instances:

                  (i) as a "bonus" or "reward" for services previously rendered and compensated, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares, and the value of such Award Shares shall be the Fair Market Value of such Award Shares on the date of grant; or

                  (ii) as "compensation" for the previous performance or future performance of services or attainment of goals, in which case the recipient of the Award Shares shall not be required to pay any consideration for such Award Shares (other than the performance of his services), and the value of such Award Shares received (together with the value of such services or attainment of goals attained by the Recipient), may not be less than one hundred percent (100%) of the Fair Market Value of such Award Shares on the date of grant; or

      6.    ADJUSTMENTS.

            (a) SUBDIVISION OR STOCK DIVIDEND. If (i) outstanding shares of Common Stock shall be subdivided into a greater number of shares by reason of recapitalization or reclassification, the number of shares of Common Stock, if any, available for issuance in the Stock Pool shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately increased, and (ii) conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares, the number of shares of Common Stock, if any, available for issuance in the Stock Pool shall, simultaneously with the effectiveness of such combination, be proportionately increased.

            (b) ADJUSTMENTS DETERMINED IN SOLE DISCRETION OF BOARD. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

            (c) NO OTHER RIGHTS TO RECIPIENT. Except as expressly provided in this Section 6, (i) the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) the dissolution, liquidation, merger, consolidation or divisive reorganization or sale of assets or stock to another corporation, or any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its

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capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

      7.    EMPLOYMENT STATUS.

            In no event shall the granting of an Award be construed as granting a continued right of employment to a Recipient if such Person is employed by the Company, nor effect any right which the Company may have to terminate the employment of such Person, at any time, with or without cause, except to the extent that such Person and the Company have agreed otherwise in writing.

      8.    AMENDMENT AND DISCONTINUATION OF PLAN; MODIFICATION OF AWARDS.

            (b) AMENDMENT, MODIFICATION OR TERMINATION OF PLAN. The Board may amend the Plan or suspend or discontinue the Plan at any time or from time-to-time; provided, however no such action may adversely alter or impair any Award previously granted under this Plan without the consent of each Recipient affected thereby.

            (b) COMPLIANCE WITH LAWS. The Compensation Committee may at any time or from time-to-time, without receiving further consideration from any Person who may become entitled to receive or who has received the grant of an Award hereunder, modify or amend Awards granted under this Plan as required to:
(i) comply with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or Awards thereunder or to comply with stock exchange rules or requirements.

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